UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

NUVEEN INVESTMENTS MUTUAL FUNDS

Semiannual Report dated June 30, 2007	For investors seeking a high level of current income and total return.

Nuveen Investments Funds

Nuveen Preferred Securities Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholder,

Detailed information on your Nuveen Preferred Securities Fund’s performance can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report. I urge you to take the time to read the Portfolio Manager’s Comments.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The company has accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Fund, its portfolio management strategies or its dividend policies. We will provide you with additional information about this transaction as more details become available.

Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing a high level of current income and total return, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

August 15, 2007

“In addition to

providing a high level of

current income and total

return, an investment

like your Fund

may help you

achieve and benefit

from greater portfolio

diversification.”

Semiannual Report    Page 1

Portfolio Manager’s Comments

Portfolio manager John Miller examines the investment philosophy for the Nuveen Preferred Securities Fund. John, who has 13 years of investment experience, has managed the Nuveen Preferred Securities Fund since its inception.

What were the general market conditions during this reporting period?

Economy: Although the U.S. economy grew at an anemic 0.7% annualized rate in 1Q07, market consensus is that 2Q07 Gross Domestic Product (GDP) has rebounded to over 3.0%. The U.S. housing market continues to languish as a result of oversupply, higher mortgage rates, stricter lending standards, and surging default rates. The labor market continues to create new jobs and unemployment hovers near six-year lows. Core inflation has trended lower during the first six months of 2007, but remains at the high end of the Fed’s 1% – 2% comfort zone.

Drilling down further, the economy generated an average of 145,000 non-farm jobs per month during the first half of 2007, surpassing economists’ expectations of roughly 120,000 per month. The unemployment rate is currently 4.5%. In the past six years, only March 2007 and October 2006 have posted a lower rate, each instance 4.4%. The service sector, which accounts for approximately 90% of the economy, added most of the new jobs.

Federal Reserves & Interest Rates: Since the beginning of the year, we have had four announcements out of the Federal Reserve. At each meeting the Fed has kept the overnight rate at 5.25%. Although core PCE, the Fed’s primary gauge for inflation, has been trending lower during the first half of 2007, it remains at the high end of the Fed’s comfort zone. Several factors such as low unemployment, high capacity utilization, falling productivity, a declining U.S. dollar, and solid global growth suggest that the downward trend in inflation could reverse at anytime. As a result, the Fed stated in its June 28 statement, “…the Committee’s predominant policy concern remains that inflation will fail to moderate as expected.”

In the U.S., longer rates have led the move higher. The spread between 2yr and 10yr U.S. Treasuries moved from -17bps at the beginning of 2007 to +10bps by the end of June 2007. No change in Fed policy or rhetoric and a general flight to quality from the sub-prime market have kept short-term treasury rates relatively steady. Further out the curve however, higher expectations for U.S. growth and inflation have forced yields higher.

Hybrids / Preferreds: While capital securities and $25 par securities performed quite well during the first couple of months of 2007, the asset class underperformed broader credit indices beginning in the latter portion of the first quarter. There were several large macro trends that caused a general re-pricing of risk across all asset classes, including the preferred sector. The U.S. 10yr treasury yield jumped over  3/4% between the end of February and early June. Over that same time period, the market experienced a spike in volatility and a material widening in credit spreads. All of these factors forced preferred market investors to reassess both credit and extension risk, material characteristics of the asset class.

There was roughly $60 billion of new issue supply in the capital security sector between January and June 2007, an unprecedented level. While the issuance was well received through the early part of spring, by late May demand began to wane as the market was both saturated with paper and subprime concerns had permeated surrounding asset classes. Another point of concern for the asset class was an announcement by S&P that it was reviewing several hybrid structures issued by insurers and reinsurers. There was speculation that S&P was reviewing covenants in the companies’ bank credit facilities that could affect dividend payments on the insurers’ and reinsurers’

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

Semiannual Report    Page 2

Class A Shares

Cumulative Total Returns as of 6/30/07

	6-month	Since inception (12/19/06)
Nuveen Preferred Securities Fund
A Shares at NAV	-0.71%	-0.66%
A Shares at Offer	-5.44%	-5.39%
Lipper Mixed-Asset Target Allocation Growth Funds Index[1]	6.64%	6.64%
Merrill Lynch Hybrid Securities Index[2]	0.10%	0.10%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight page later in this report for more complete performance data and expense ratios.

outstanding hybrid issues. Eventually nothing came to pass from S&P’s review, but it did revive investor concerns that rating agency activity might require additional risk premium.

How did the Fund perform during the six months ended June 30, 2007?

Class A shares at net asset value for the Nuveen Preferred Securities Fund underperformed its comparative indexes for the reporting period ended June 30, 2007. Although we believe that comparing the performance of the Fund with that of a asset allocation index may offer some insights into how the Fund performed relative to the general securities market, we also think that closely comparing the results of a preferred securities fund with an asset allocation index provides an incomplete picture, because most of the index’s results do not come from preferred securities.

What strategies were used to manage the Fund during the reporting period?

During the early part of the reporting period, the primary focus of the Fund was completing the invest-up. Throughout this period, we generally maintained a 65%/35% portfolio mix between the $25 par sector and the capital securities sector for the Fund. As the reporting period progressed, we began to strategically allocate away from both the $25 par sector and the capital securities sector in favor of taxable municipal bonds, which we felt offered both better relative value and a lower duration profile. At the close of the reporting period, the Fund held approximately 47% $25 par securities, 37% capital securities, and 16% taxable municipal bonds.

In the $25 par sector, we sold holdings from the brokerage and banking sectors which we judged to have limited upside potential and used the proceeds to help fund our allocation to taxable municipal bonds. In the capital securities sector, we sold some of our holdings and purchased others in the same sector that we believed provided better value.

1	The Lipper Mixed-Asset Target Allocation Growth Funds Index is a managed index that represents the average annualized total returns of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Growth Fund category. The since inception data for the index represents returns for the period 12/31/06–6/30/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Merrill Lynch Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1000-par securities with at least one year to maturity. The since inception data for the index represents returns for the period 12/31/06–6/30/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semiannual Report    Page 3

How did these strategies influence performance during the reporting period?

Although underperforming our internal benchmark index during the first quarter due primarily to the invest-up process, the Fund outperformed the same index during the second quarter. The outperformance was generated primarily through purchasing higher quality structures with extension protection, implementing a systematic duration hedging program while adhering to our stated investment process. We continuously monitored portfolio holdings on an option-adjusted-spread (OAS) basis, rotating out of positions which we felt offered limited upside into issues which we felt offered the possibility of outperforming over time. Additionally, we had success tactically adjusting our allocation between the $25 par and $1,000 par securities. Heavy retail participation in the $25 par sector caused the sector to lag broader market moves. During the second quarter, we tactically sold $25 par securities as the sector lagged in response to the push higher in interest rates and credit spreads. We subsequently redeployed these assets in the $1,000 capital securities sector.

Semiannual Report    Page 4

Fund Spotlight as of 6/30/07 Nuveen Preferred Securities Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$19.41	$19.39	$19.39	$19.42
Inception Date	12/19/06	12/19/06	12/19/06	12/19/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 4.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Cumulative Total Returns as of 6/30/07
A Shares	NAV	Offer
Since Inception	-0.66%	-5.39%
B Shares	w/o CDSC	w/CDSC
Since Inception	-1.07%	-5.92%
C Shares	NAV	w/CDSC
Since Inception	-1.07%	-2.04%
R Shares	NAV
Since Inception	-0.51%
Yields
A Shares	NAV	Offer
SEC 30-day yield[2]	4.91%	4.68%
Distibution Rate	5.94%	5.65%
B Shares	NAV
SEC 30-day yield	4.11%
Distibution Rate	5.17%
C Shares	NAV
SEC 30-day yield	4.11%
Distibution Rate	5.17%
R Shares	NAV
SEC 30-day yield	5.17%
Distibution Rate	6.18%

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	18.18%	1.23%	12/31/06
Class B	18.93%	1.99%	12/31/06
Class C	18.93%	1.99%	12/31/06
Class R	17.92%	0.98%	12/31/06

The expense ratios shown are estimated for the first fiscal year. The net expense ratio reflects a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through April 30, 2010. Absent the waiver and reimbursement, expenses would be higher and total returns would be less.

Credit Quality1

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$5,044
Average Effective Maturity (Years)	38.38
Average Duration	5.53
Number of Stocks	27

Top Five Issuers[1]:
Banco Santander	4.4%
California Statewide Community Development Authority	4.0%
Carter Plantation Land LLC	4.0%
La Vernia Education Financing Corporation	4.0%
Northern Palm Beach County Improvement District	3.9%

1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

2	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Shares load in certain specified circumstances.

Semiannual Report    Page 5

Fund Spotlight as of 6/30/07 Nuveen Preferred Securities Fund

Industries1

Commercial Banks	26.3%
Insurance	16.6%
Municipals	15.9%
Electric Utilities	7.4%
Diversified Financial Services	7.1%
Thrifts & Mortgage Finance	6.5%
Capital Markets	6.3%
Other	13.9%

1	As a percentage of total investments as of June 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$992.90	$988.00	$988.00	$994.40	$1,019.09	$1,015.37	$1,015.37	$1,020.33
Expenses Incurred During Period	$5.68	$9.37	$9.37	$4.45	$5.76	$9.49	$9.49	$4.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.90% and 0.90% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report    Page 6

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund

June 30, 2007

Shares	Description	Coupon	Ratings (1)	Value

	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 46.8%

	Airlines – 2.4%

5,000	AMR Corporation	7.875%	Caa1	$123,000
	Capital Markets – 2.4%

5,000	Morgan Stanley Capital Trust VII	6.600%	A1	122,400
	Commercial Banks – 18.5%

5,000	BAC Capital Trust V	6.000%	Aa3	115,850

4,000	Banco Santander, 144A	6.500%	A	98,125

5,000	Citizens Funding Trust I	7.500%	Baa1	127,032

5,000	KeyCorp Capital Trust IX	6.750%	A3	123,663

5,000	National City Capital Trust II	6.625%	A2	123,125

5,000	Santander Finance, SA, 144A	5.880%	A2	119,844

4,000	USB Capital Trust XI	6.600%	Aa3	98,880

5,000	Zions Capital Trust B	8.000%	A3	126,150
	Total Commercial Banks			932,669

	Diversified Financial Services – 7.1%

4,800	Citigroup Capital XV	6.500%	Aa2	118,200

5,000	Deutsche Bank Capital Funding Trust VIII	6.375%	A	124,219

5,000	GMAC LLC	7.375%	BB+	114,000
	Total Diversified Financial Services			356,419

	Electric Utilities – 7.3%

5,000	FPL Group Capital Inc.	6.600%	A3	124,400

4,500	Georgia Power Company	5.900%	A	105,255

6,000	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	138,840
	Total Electric Utilities			368,495

	Household Durables – 2.1%

4,000	M-I Homes	9.750%	B	104,850
	Insurance – 5.1%

5,000	Aspen Insurance Holdings Limited	7.401%	Ba1	124,500

5,000	UnumProvident Financing Trust I (CORTS)	8.500%	BBB	130,300
	Total Insurance			254,800

	Real Estate Investment Trust – 1.9%

4,000	Public Storage, Inc., Series M	6.625%	BBB+	95,650
	Total $25 Par (or similar) Preferred Securities (cost $2,432,470)			2,358,283

Principal Amount (000)	Description	Optional Call Provisions (2)	Ratings (1)	Value
	TAXABLE MUNICIPAL BONDS – 15.8%

	California – 4.0%

$200	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 9.125%, 6/01/13	No Opt. Call	N/R	$202,084
	Florida – 3.9%

200	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	195,880
	Louisiana – 4.0%

200	Carter Plantation Land, Louisiana, Revenue Bonds, Series 2007, 9.000%, 7/01/17	No Opt. Call	N/R	199,738

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund (continued)

June 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (2)		Ratings (1)	Value

	Texas – 3.9%

$200	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00		N/R	$197,464
$800	Total Taxable Municipal Bonds (cost $798,865)				795,166

Principal Amount (000)/ Shares	Description	Coupon	Maturity	Ratings (1)	Value
	CAPITAL PREFERRED SECURITIES – 36.5%

	Capital Markets – 3.8%

200	JP Morgan Chase Capital Trust XXII	6.450%	2/02/37	Aa3	$190,690
	Commercial Banks – 7.5%

200	BBVA International Perferred SA, Unipersonal	5.919%	10/18/49	A1	187,973

200	HBOS PLC, Series 144A	6.657%	11/21/57	A1	192,468
400	Total Commercial Banks				380,441
	Insurance – 11.4%

200	Liberty Mutual Group	7.800%	3/15/37	Baa3	188,827

200	QBE Capital Funding Trust II, 144A	6.797%	6/01/49	BBB	195,639

200	XL Capital, Limited	6.500%	10/15/57	BBB	188,168
600	Total Insurance				572,634
	Oil, Gas, & Consumable Fuels – 3.8%

200	Enterprise Products Operating L.P.	7.034%	1/15/68	Ba1	193,150
	Road & Rail – 3.7%

200	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	183,167
	Thrifts & Mortgage Finance – 6.4%

5	Sovereign Capital Trust V	7.750%	5/22/36	Baa1	129,950

200	Washington Mutual Preferred Funding Delaware, Series A-1, 144A	6.534%	6/15/56	Baa1	193,699
205	Total Thrifts & Mortgage Finance				323,649
1,805	Total Capital Preferred Securities (cost $1,916,160)				1,843,731
	Total Investments (cost $5,147,495) – 99.1%				4,997,180

	Other Assets Less Liabilities – 0.9%				47,166

	Net Assets – 100%				$5,044,346

Futures Contracts Outstanding at June 30, 2007:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at 6/30/07	Unrealized Appreciation (Depreciation)
U.S Treasury Bond	Short	(4)	9/07	$(431,000)	$6,051

(1)	Ratings: Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

CORTS	Corporate Backed Trust Securities.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited)

Nuveen Preferred Securities Fund

June 30, 2007

Assets
Investments, at market value (cost $5,147,495)	$4,997,180
Cash	43,701
Receivables:
Dividends	8,097
Fund Manager	17,625
Interest	35,059
Reclaims	364
Total assets	5,102,026
Liabilities
Payable for variation margin on futures contracts	3,875
Accrued expenses:
12b-1 distribution and service fees	500
Other	27,840
Dividends Payable	25,465
Total liabilities	57,680
Net assets	$5,044,346
Class A Shares
Net assets	$271,849
Shares outstanding	14,005
Net asset value per share	$19.41
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$20.38
Class B Shares
Net assets	$270,933
Shares outstanding	13,970
Net asset value and offering price per share	$19.39
Class C Shares
Net assets	$270,933
Shares outstanding	13,970
Net asset value and offering price per share	$19.39
Class R Shares
Net assets	$4,230,631
Shares outstanding	217,874
Net asset value and offering price per share	$19.42

Net Assets Consist of:
Capital paid-in	$5,192,470
Undistributed (Over-distribution of) net investment income	23,664
Accumulated net realized gain (loss) from investments and derivative transactions	(27,524)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(144,264)
Net assets	$5,044,346

See accompanying notes to financial statements.

Statement of Operations (Unaudited)

Nuveen Preferred Securities Fund

Six Months Ended June 30, 2007

Investment Income
Dividends (net of foreign tax withheld of $343)	$93,194
Interest	65,302
Total investment income	158,496
Expenses
Management fees	18,262
12b-1 service fees – Class A	341
12b-1 distribution and service fees – Class B	1,363
12b-1 distribution and service fees – Class C	1,363
Shareholders’ servicing agent fees and expenses	128
Custodian’s fees and expenses	3,595
Trustees’ fees and expenses	56
Professional fees	26,516
Shareholders’ reports – printing and mailing expenses	21,187
Federal and state registration fees	384
Other expenses	1,089
Total expenses before expense reimbursement	74,284
Custodian fee credit	(2,099)
Expense reimbursement	(46,721)
Net expenses	25,464
Net investment income	133,032
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(35,849)
Futures	7,976
Change in net unrealized appreciation (depreciation) of:
Investments	(144,273)
Futures	6,051
Net realized and unrealized gain (loss)	(166,095)
Net increase (decrease) in net assets from operations	$(33,063)

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

Nuveen Preferred Securities Fund

	Six Months Ended 6/30/07	For the Period 12/19/06 (commencement of operations) through 12/31/06
Operations
Net investment income	$133,032	$8,915
Net realized gain (loss) from:
Investments	(35,849)	—
Futures	7,976	—
Change in net unrealized appreciation (depreciation) of:
Investments	(144,273)	(6,042)
Futures	6,051	—
Net increase (decrease) in net assets from operations	(33,063)	2,873
Distributions to Shareholders
From undistributed net investment income:
Class A	(6,412)	—
Class B	(5,537)	—
Class C	(5,537)	—
Class R	(102,103)	—
Decrease in net assets from distributions to shareholders	(119,589)	—
Fund Share Transactions
Proceeds from sale of shares	100,000	4,900,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	94,125	—
Net increase (decrease) in net assets from Fund share transactions	194,125	4,900,000
Net increase (decrease) in net assets	41,473	4,902,873
Net assets at the beginning of period	5,002,873	100,000
Net assets at the end of period	$5,044,346	$5,002,873
Undistributed (Over-distribution of) net investment income at the end of period	$23,664	$10,221

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”). The Trust was organized as a Massachusetts business trust on September 27, 2006.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,000 by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), the recording of the organization expenses ($15,000) and offering costs ($85,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide a high level of current income and total return. Under normal circumstances the Fund will invest at least 80% of its net assets in preferred securities and up to 20% of its assets in debt securities, U.S. government and agency debt and convertible preferred securities. The Fund may also invest in futures, forwards, options and swaps, or other financial instruments including credit default swaps.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities and instruments, other than futures, are generally valued at the last sales price on the exchange on which such securities are primarily traded. Securities or instruments traded on an exchange for which there are no transactions on a given day or securities or instruments not listed on an exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund’s Board of Trustees and based on the mean between the bid and asked prices. Futures contracts are valued using closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security or instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustee’s designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares, however, the Fund will issue Class B Shares only upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor in Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales

Notes to Financial Statements (Unaudited) (continued)

charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Futures Contracts

The Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is noted in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable and/or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 6/30/07		For the Period 12/19/06 (commencement of operations) through 12/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B	—	—	12,500	250,000
Class C	—	—	12,500	250,000
Class R	5,087	100,000	207,500	4,150,000
	5,087	100,000	245,000	4,900,000.00
Shares issued to shareholders due to reinvestment of distributions:
Class A	255	5,068	—	—
Class B	220	4,360	—	—
Class C	220	4,360	—	—
Class R	4,037	80,337	—	—
	4,732	94,125	—	—
Net increase (decrease)	9,819	$194,125	245,000	$4,900,000.00

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2007, were as follows:

Purchases:
Investment securities	$8,214,509
U.S. Government and agency obligations	—
Sales and maturities:
Investment securities	3,843,910
U.S. Government and agency obligations	3,975,785

4. Income Tax Information

The following information is presented on an income tax basis based on information currently available to the Fund. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At June 30, 2007, the cost of investments was $5,146,171.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2007, were as follows:

Gross unrealized:
Appreciation	$9,190
Depreciation	(158,181)
Net unrealized appreciation (depreciation) of investments	$(148,991)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2006, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$8,899
Undistributed net long-term capital gains	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual

Notes to Financial Statements (Unaudited) (continued)

fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For Managed Assets over $2 billion	.4750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2007, the complex-level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses in order to limit operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.00% of the average daily net assets through April 30, 2010 (1.25% after April 30, 2010). The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

All 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended June 30, 2007, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$2,921

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Fund. One important implication of this is that the Fund will not be able to buy or sell securities to or from Merrill Lynch, but the portfolio management team and Fund management do not expect that this will significantly impact the ability of the Fund to pursue its investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, and will result in the automatic termination of the Fund’s agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of the Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Fund has concluded that there are no significant uncertain tax positions that require recognition in the Fund’s financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Notes to Financial Statements (Unaudited) (continued)

7. Subsequent Events

Distributions from Shareholders

The Fund declared a dividend distribution from its net investment income which was paid on August 1, 2007, to shareholders of record on July 9, 2007, as follows:

Dividend per share:
Class A	$.0960
Class B	.0835
Class C	.0835
Class R	.1000

Expense Waiver and Reimbursement Policy Change

Effective September 1, 2007, the Adviser agreed to waive .05% of its management fees through April 30, 2010. The Adviser also agreed to reimburse other expenses through April 30, 2010 (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). Beginning May 1, 2010, the Adviser agreed to waive fees and reimburse expenses in order to limit total operating expenses (excluding 12b-1 distribution and services fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.25% of the average daily net assets, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee.

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
PREFERRED SECURITIES											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Period Ended December 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (12/06)
2007(f)	$20.01	$.51	$(.65)	$(.14)	$(.46)	$—	$(.46)	$19.41	(.71)%	$272	3.10	%*	3.26	%*	1.23	%*	5.12	%*	1.15	%*	5.21	%*	164%
2006(e)	20.00	.03	(.02)	.01	—	—	—	20.01	.05	275	18.18	*	(12.06	)*	1.23	*	4.88	*	1.23	*	4.88	*	—
Class B (12/06)
2007(f)	20.01	.44	(.66)	(.22)	(.40)	—	(.40)	19.39	(1.12)	271	3.85	*	2.51	*	1.98	*	4.37	*	1.90	*	4.46	*	164
2006(e)	20.00	.03	(.02)	.01	—	—	—	20.01	.05	275	18.93	*	(12.82	)*	1.99	*	4.12	*	1.99	*	4.12	*	—
Class C (12/06)
2007(f)	20.01	.44	(.66)	(.22)	(.40)	—	(.40)	19.39	(1.12)	271	3.85	*	2.51	*	1.98	*	4.37	*	1.90	*	4.46	*	164
2006(e)	20.00	.03	(.02)	.01	—	—	—	20.01	.05	275	18.93	*	(12.82	)*	1.99	*	4.12	*	1.99	*	4.12	*	—
Class R (12/06)
2007(f)	20.01	.54	(.65)	(.11)	(.48)	—	(.48)	19.42	(.56)	4,231	2.86	*	3.50	*	.98	*	5.38	*	.90	*	5.47	*	164
2006(e)	20.00	.04	(.03)	.01	—	—	—	20.01	.05	4,178	17.92	*	(11.81	)*	.98	*	5.13	*	.98	*	5.13	*	—

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 19, 2006 (commencement of operations) through December 31, 2006.
(f)	For the six months ended June 30, 2007.

See accompanying notes to financial statements.

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Fund and determining whether to approve the advisory arrangements. At a meeting held on November 14-16, 2006 (the “Initial Approval Meeting”), the Board Members of the Fund, including the Independent Board Members, unanimously approved the Investment Management Agreement between the Fund and Nuveen Asset Management (“NAM” or “Fund Adviser”). The Fund is sometimes referred to herein as a “New Fund.” The foregoing Investment Management Agreement with NAM is hereafter referred to as an “Original Investment Management Agreement”.

Subsequent to the Initial Approval Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). The Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”) provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of the Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved a new Investment Management Agreement (the “New Investment Management Agreement”) with NAM on behalf of the Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contract, whichever is later. The 1940 Act also requires that the New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved an Interim Investment Management Agreement to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement.

As NAM serves as adviser to other Nuveen funds, the Board Members already have a good understanding of the organization, operations and personnel of NAM. At a meeting held on May 21, 2007 (the “May Meeting”), many of the investment management contracts with other Nuveen funds advised by NAM (“Existing Funds”) were subject to their annual review. Although the Original Investment Management Agreement with the New Fund was recently initially approved and therefore not subject to the annual review at the May Meeting, the information provided and considerations made regarding NAM at the annual review as well as the initial approval continue to be relevant with respect to the evaluation of the New Investment Management Agreement. The Board therefore considered the foregoing as part of its deliberations of the New Investment Management Agreement. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual review of NAM (to the extent applicable) and the analysis undertaken and the conclusions reached by the Board Members when determining to approve the Original Investment Management Agreement.

I. Approval of the Original Investment Management Agreement

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Nuveen funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Fund and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose. In addition, as noted, because NAM already serves as adviser to other Nuveen funds, the information provided regarding NAM at the annual review at the May Meeting supplemented the information received at the initial approval.

In preparation for their consideration of NAM at the May Meeting, the Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•

each Existing Fund’s past performance as well as the Existing Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•

the advisory fees and total expense ratios of each Existing Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Existing Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the Initial Approval Meeting, the Board Members received in advance of such meeting or at prior meetings similar materials, including the nature, extent and quality of services expected to be provided; the organization and operations of the Fund Adviser (including the responsibilities of various departments and key personnel); the expertise and background of the Fund Adviser; the profitability of Nuveen (which includes its wholly-owned advisory subsidiaries); the proposed management fees, including comparisons with peers; the expected expenses of the New Fund, including comparisons of the expense ratios with peers; and the soft dollar practices of the Fund Adviser. However, unlike Existing Funds, the New Fund did not have actual past performance at the time of approval.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting and applicable Initial Approval Meeting, the Independent Board Members met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the approval or renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval or renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to the New Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Nuveen funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of NAM, its services and the Nuveen funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. Nature, Extent and Quality of Services

In considering the approval of the Original Investment Management Agreement, the Board Members considered the nature, extent and quality of the Fund Adviser’s services. The Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Fund; and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members’ experience in governing the other Nuveen funds and working with NAM on matters relating to the Nuveen funds.

At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members also recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Fund with a wide variety of services and officers and other personnel as are necessary for the operations of the Fund, including:

•	product management;

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Fund operates in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Fund and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Original Investment Management Agreement were satisfactory.

B. The Investment Performance of the New Fund and the Fund Adviser

The Fund did not have its own performance history at its Initial Approval Meeting. The Board Members, however, were familiar with NAM’s performance record on other Existing Funds.

Annual Investment Management Agreement Approval Process (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

With respect to the New Fund, at the Initial Approval Meeting, the Board considered the New Fund’s proposed management fee structure, its sub-advisory fee arrangements and expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds (if any). The Board Members also considered the applicable fund-level breakpoint schedule and complex-wide breakpoint schedule. Based on their review of the overall fee arrangements of the New Fund, the Board Members determined that the advisory fees and expected expenses of the New Fund were reasonable.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members are familiar with the fees assessed to other clients of Nuveen or its affiliates. At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Nuveen funds, including the New Fund. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Nuveen funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Nuveen funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Nuveen funds, the Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with its review of fees at the May Meeting, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the New Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D – “Approval of the New Investment Management Agreement – Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Fund’s principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by the Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to initially approve an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreement are fair and reasonable, that the Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Original Investment Management Agreement be approved.

II. Approval of the New Investment Management Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate the Original Investment Management Agreement. Accordingly, at the July Meeting, the Board of the New Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement on behalf of the Fund. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreement, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

Annual Investment Management Agreement Approval Process (continued)

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•

the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•

any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Fund;

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on the Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Fund as a result of the Transaction;

•	any legal issues for the Fund as a result of the Transaction;

•

the nature, quality and extent of services expected to be provided to the Fund following the Transaction, changes to any existing services and policies affecting the Fund, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Fund;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Fund; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of various investment management agreements with NAM and the Existing Funds and initially approved the Original Investment Management Agreement and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreement. Accordingly, in evaluating such agreement, the Board Members relied upon their knowledge and experience with the Fund Adviser and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of the Fund.

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the New Investment Management Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Fund following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Advisory Agreement are the same as the corresponding original agreement. The Board Members further noted that key personnel of the Adviser who have responsibility for the Fund in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by NAM is expected.

In addition to the above, the Board Members considered potential changes in the operations of the Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Fund’s transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Fund from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual and/or initial review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreement.

B. Performance of the Fund

With respect to the performance of the Fund, the Board considered that the portfolio management personnel responsible for the management of the Fund’s portfolio were expected to continue to manage the portfolio following the completion of the Transaction. As a New Fund, the Fund did not have its own performance history at its Initial Approval Meeting. The Board Members noted that the New Fund has only been operating for a short period since inception. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreement.

C. Fees, Expenses and Profitability

As described in more detail above, during the initial review, the Board Members considered, among other things, the management fees and expenses of the Fund, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the initial review, the Board Members determined that the Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreement, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components – a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreement to be paid to NAM is identical to that under the Original Investment Management Agreement, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreement. Accordingly, the terms of the complex-wide component under the New Investment Management Agreement are the same as under the Original Investment Management Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under

Annual Investment Management Agreement Approval Process (continued)

the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the initial approval, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual or initial review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreement and these same terms will apply to the New Investment Management Agreement. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their recent initial review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Fund, as described above. As the policies and operations of the Fund Adviser are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Fund under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Fund as a result of the Transaction or transact any business with or on behalf of the Fund (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Fund as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Fund:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact or future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Fund (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•

The Fund would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreement (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the Fund).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreement are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to the Fund and that the New Investment Management Agreement should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreement. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement. The terms of the Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement.

Notes

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio.

Quarterly Portfolio of Investments and Proxy Voting Information: The Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

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Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $172 billion in assets as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-INV5-0607D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable to this registrant.

Item 6. Schedule of Investments

See Portfolio of Investments in Item 1

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date September 6, 2007

By	(Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date September 6, 2007

*	Print the name and title of each signing officer under his or her signature.